UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2025

INVO FERTILITY, INC.

(Exact name of registrant as specified in charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5582 Broadcast Court Sarasota, Florida	34240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 878-9505

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IVF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

INVO Fertility, Inc. (the “Company” or “INVO”) is filing this Form 8-K/A (“Amendment No 1”) to its Current Report on Form 8-K as originally filed with the Securities and Exchange Commission on April 30, 2025 (the “Original Filing”), to provide the Form of New Warrant and Inducement Letter Agreement. No other changes have been made from the Original Filing.

Item 1.01. Entry into a Material Definitive Agreement.

On April 30, 2025, INVO Fertility, Inc. (the “Company”) entered into an inducement letter agreement (the “Inducement Letter Agreement”) with an institutional investor and existing holder (the “Holder”) of certain existing warrants (the “Existing Warrants”) to purchase up to 465,840 shares of the Company’s common stock (the “Common Stock”). The Existing Warrants were originally issued on January 14, 2025, with an exercise price of $8.40 per share.

The issuance of the shares of Common Stock upon exercise of the Existing Warrants is registered pursuant to a registration statement on Form S-3 (File No. 333-283872), which was declared effective by the Securities and Exchange Commission (the “SEC”) on January 14, 2025.

Pursuant to the Inducement Letter Agreement, the Holder agreed to exercise the Existing Warrants for cash at the exercise price of $1.61 per share in consideration for the Company’s agreement to issue new unregistered warrants to purchase up to an aggregate of 698,760 shares of Common Stock at an exercise price of $1.61 per share (the “New Warrant”). The New Warrants will be exercisable upon receipt of such approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market (or any successor entity) from the stockholders of the Company with respect to issuance of all of the New Warrants and the shares of common stock upon the exercise thereof (Stockholder Approval, and such date, the “Stockholder Approval Date”) and have a term of five years from the Stockholder Approval Date.

The Company has agreed to file a registration statement on Form S-3 (or other appropriate form if it is not eligible to utilize Form S-3) providing for the resale of the shares of Common Stock issuable upon the exercise of the New Warrant (the “Resale Registration Statement”) within 30 calendar days following the Stockholder Approval Date, and to use commercially reasonable best efforts to cause the Resale Registration Statement to become effective within sixty (60) calendar days following the date Stockholder Approval is received (or within ninety (90) calendar days following the date Stockholder Approval is received in case of “full review” of such registration statement by the Commission).

Pursuant to the Inducement Letter Agreement, except for certain exempt issuances set forth in the Inducement Letter Agreement, the Company agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents or file any registration statement or any amendment or supplement to any existing registration statement, subject to certain exceptions, for a period of 30 trading days after the closing under the Inducement Letter Agreement. In addition, from the date of the Inducement Letter Agreement until one (1) year following the closing date, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any subsidiary of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at-the-market offering”, whereby the Company may issue securities at a future determined price, regardless of whether shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled.

Further, the Company agreed to hold its 2025 annual meeting of stockholders or special meeting of stockholders on or prior to the date that is ninety (90) days following the closing date for the purpose of obtaining Stockholder Approval, with the recommendation of the Company’s Board of Directors that such proposals are approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposals. If the Company does not obtain Stockholder Approval at the first meeting, the Company shall call a meeting every ninety (90) days thereafter to seek Stockholder Approval until the earlier of the date on which Stockholder Approval is obtained or the New Warrants are no longer outstanding.

The transaction constitutes a dilutive issuance pursuant to certain outstanding convertible instruments of the Company, including but not limited to pursuant to Section 5 of the Senior Secured Convertible Debenture due December 11, 2025, of the Company issued to Five Narrow Lane, and pursuant to Section 8 of the Certificate of Designation of the Series C-2 Convertible Preferred Stock of the Company.

The aggregate gross proceeds to the Company from the exercise of the Existing Warrants will be approximately $750,000, before deducting offering expenses payable by the Company.

The New Warrant and the shares of Common Stock issuable thereunder will be sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and/or Rule 506 promulgated under the Securities Act.

The foregoing is only a summary of the New Warrant and the Inducement Letter Agreement and does not purport to be a complete description thereof.

Such descriptions are qualified in their entirety by reference to the Form of New Warrant, and the Form of Inducement Letter Agreement, copies of which are incorporated by reference as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K (this “Report”) and are incorporated by reference herein.

Forward-Looking Statements

This Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words like “will,” or comparable terminology, are used to identify forward-looking statements, although not all forward-looking statements contain these words. Although the Company believes that it is basing its expectations and beliefs on reasonable assumptions within the bounds of what is currently known about its business and operations, there can be no assurance that actual results will not differ materially from what the Company expects or believes. Some of the factors that could cause the Company’s actual results to differ materially from its expectations or beliefs are disclosed in the “Risk Factors” section, as well as other sections, of its reports filed with the Securities and Exchange Commission, which include, without limitation, its ability to regain compliance with the Nasdaq Listing Standards and maintain the listing of its securities on Nasdaq. All forward-looking statements speak only as of the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of New Warrant
10.1	Inducement Letter Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVO FERTILITY, INC.

	By:	/s/ Steven Shum
	Name:	Steven Shum
	Title:	Chief Executive Officer

Dated: May 2, 2025

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